©2024 Labcorp. All rights reserved. Labcorp: Executing on Growth Strategy J U N E 2 0 2 4

2 ©2024 Labcorp. All rights reserved. Cautionary statement regarding forward-looking statements This presentation contains forward-looking statements, including, but not limited to, statements with respect to (i) the estimated 2024 guidance and related assumptions, (ii) the recently completed spin-off of the company’s Clinical Development and Commercialization Services business, now Fortrea Holdings Inc., (iii) the impact of various factors on operating and financial results, including the projected impact of the COVID-19 pandemic on the company's businesses, operating results, cash flows and/or financial condition, as well as global economic and market conditions, (iv) future business strategies, (v) expected savings, synergies and other benefits to the Company, customers or patients from acquisitions and other transactions and partnerships, and (vi) opportunities for future growth. Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond the company's control. These factors, in some cases, have affected and in the future (together with other factors) could affect the company's ability to implement the company's business strategy, and actual results could differ materially from those suggested by these forward-looking statements. As a result, readers are cautioned not to place undue reliance on any of the forward-looking statements. The company has no obligation to provide any updates to these forward-looking statements even if its expectations change. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in the company's most recent Annual Report on Form 10-K and subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in the company's other filings with the SEC. The information in this presentation should be read in conjunction with a review of the company's filings with the SEC including the information in the company's most recent Annual Report on Form 10-K, and subsequent Forms 10-Q, under the heading “MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS”.

3 ©2024 Labcorp. All rights reserved. Labcorp is the largest laboratory service provider in the world E X E C U T I N G O N G R O W T H S T R A T E G Y Leaders in science, technology and innovation focused on improving patient outcomes Driving profitable growth to generate consistent shareholder value Operating at scale with significant growth opportunities before us Two complementary business segments that are leaders with substantial operating efficiencies

4 ©2024 Labcorp. All rights reserved. Strong underlying trends and market leadership drive significant growth E X E C U T I N G O N G R O W T H S T R A T E G Y Therapeutic advancement in complex disease states Earlier detection and diagnosis Precision medicine & companion diagnostics (CDx) Rapid innovation in testing and diagnostic capabilities Strong Underlying Trends Aging population

EXECUTING ON GROWTH STRATEGY

Labcorp is a mission driven, global laboratory services leader at scale labcorp

Our mission

Improve health, improve lives

6,500+
Unique tests available

600M+
Tests performed annually

100+
Countries where we support patients

45B+
Lab results in proprietary data sets

100%
of large pharma partner with Labcorp

600+
Scientific publications annually

labcorp

©2024 Labcorp. All rights reserved.

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Strong overlap with >50 years of healthcare laboratory services and innovation Market leadership across core laboratory service businesses Biopharma Laboratory Services (“BLS”) Diagnostics Laboratories (“Dx”) 6 ©2024 Labcorp. All rights reserved. E X E C U T I N G O N G R O W T H S T R A T E G Y

EXECUTING ON GROWTH STRATEGY

Best-in-class global lab operation with expansive footprint and scale

United States and Canada


Alberta, CA
Manitoba, CA
British Columbia
Ontario, CA
Montreal, CA
Brampton, CA
Ottawa, CA
London, CA
Seattle, WA
Spokane, WA
Portland, OR
Eugene, OR
San Francisco, CA
San Carlos, CA
Calabasas, CA
Los Angeles, CA
San Diego, CA
Phoenix, AZ
Denver, CO
Santa Fe, NM
Oklahoma City, OK
Dallas, TX
Austin, TX
San Antonio, TX
Houston, TX
St. Paul, MN
Oak Creek, WI
Itasca, IL
Ann Arbor, MI
Troy, MI
Greenfield, IN
Indianapolis, IN
Dublin, OH
Buffalo, NY
Bedford, MA
Westborough, MA
Shelton, CT
Raritan, NJ
Baltimore, MD
Chantilly, VA
Burlington, NC
RTP, NC
Brentwood, TN
Knoxville, TN
Southaven, MS
Birmingham, AL
Atlanta, GA
Tampa, FL
Hollywood, FL

Europe


Harrogate, U.K.
York, U.K.
Shardlow, U.K.
Huntingdon, U.K.
Eye, U.K.
Münster, Germany
Mechelen, Belgium
Geneva, Switzerland

Asia


Kawagoe, Japan
Shanghai, China
Suzhou, China
Singapore

Diagnostics: 4,500+ logistic vehicles cover 85,000+ stops per day
Biopharma Labs: Managing over 2.5 million yearly inbound and outbound shipments covering nearly 100 countries labcorp

● Labs qualified for both Dx and BLS testing

©2024 Labcorp. All rights reserved.

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EXECUTING ON GROWTH STRATEGY

Diagnostics Laboratories – leader in a highly fragmented market representing less than 5% of healthcare spend


Diagnostics Market
labcorp
~10%
Other Labs, 26%
Physician Office Labs, 5%
~$87B
Hospital Labs, 59%
Includes 9K+ hospital labs



Positioned for growth with focused expansion through hospitals & local / regional labs labcorp

Note: 2023 US market opportunity
Source: Labcorp market analysis intelligence

©2024 Labcorp. All rights reserved.

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EXECUTING ON GROWTH STRATEGY

Biopharma Laboratory Services

$16B
Market Opportunity


$1.9B Revenue
Biotech
Pharma
$0.9B Revenue
Biotech
Pharma

Central Laboratory Services (CLS)
Laboratory services testing in support of phase I-IV trials

Early Development Research Laboratories (ED)
Pre-clinical early stage development work



Leadership across drug development

Note: FY 2023 revenue

©2024 Labcorp. All rights reserved.
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EXECUTING ON GROWTH STRATEGY

We have a clear roadmap for sustainable profitable growth

Two significant near-term growth opportunities across biopharma and diagnostic laboratory service businesses

1 Partner of choice for health systems & local / regional laboratories

2 Lead in the development, licensing, & scaling of specialty testing including companion diagnostics

Increasing our focus in additional growth opportunities



Accelerate leadership and partnership capabilities in Cell & Gene Therapy (C&GT)



Expand consumer-centric capabilities



Leverage global laboratory network for targeted international expansion labcorp

©2024 Labcorp. All rights reserved.

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11 ©2024 Labcorp. All rights reserved. Partner of choice for health systems & local / regional laboratories E X E C U T I N G O N G R O W T H S T R A T E G Y Large market opportunity with robust pipeline and favorable trends for Labcorp Continuing consolidation across the industry 15 health system and local / regional lab acquisitions since 20211 Improving healthcare quality while reducing costs Transition to preferred lab networks and value-based care 1. Includes announced or closed deals from 2021 to April 2024

EXECUTING ON GROWTH STRATEGY

Lead in the development, licensing, and scaling of specialty testing

Four specialty focus areas anticipated to grow at 9% CAGR

Oncology	Women's Health	Autoimmune	Neurology









Notable Recent Test Launches

Oncology	Women's Health	Autoimmune	Neurology
Plasma Detect Tissue Complete	Preeclampsia Screening Tests	Vectra Lupus Portfolio	ATN Profile pTau217

labcorp

©2024 Labcorp. All rights reserved.

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EXECUTING ON GROWTH STRATEGY

Agreement to acquire select assets of Invitae will enhance specialty testing at Labcorp[1]

INVITAE *a leader in genetic testing, rare diseases & data*

Market leader in hereditary cancer testing

- 80% of National Cancer Institute (NCI) designated centers use Invitae
- Received first-of-its-kind authorization from the FDA for a version of its Common Hereditary Cancers Panel

Rare Disease a rapidly growing opportunity

- Currently focused in neurology, cardiology, & pediatric sub-specialties
- Long standing customer relationships across Academic Medical Centers (AMCs) and community providers



Key Strengths	Cutting-Edge Science	State-of-the-Art Technology	Best-in-Class Variant Interpretation	Expanding Product Portfolio	Superior Customer Experience	Strong Talent

Significant synergies with Labcorp

labcorp

1. Transaction closing anticipated in Q3 2024, subject to customary closing conditions and applicable regulatory approvals

©2024 Labcorp. All rights reserved.
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EXECUTING ON GROWTH STRATEGY

Invitae | Clear integration path to drive strong financial performance



Enhanced top-line growth leveraging Diagnostics market leadership

Key Synergies



Streamlined cost infrastructure

Key Financial Metrics

- Revenue of $275 - $300M in year 1 expected to grow approximately 10% annually
- EPS dilutive by 2 – 3% in year 1 and accretive by year 2
- Earn cost of capital by year 3

labcorp

©2024 Labcorp. All rights reserved.

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15 ©2024 Labcorp. All rights reserved. Outlook for 2024 as of April 25, 2024 E X E C U T I N G O N G R O W T H S T R A T E G Y 1. 2024 Guidance includes an impact from foreign currency translation of 0.1% 2. Enterprise level revenue is presented net of intersegment transaction eliminations This guidance assumes foreign exchange rates effective as of March 31, 2024, for the remainder of the year. Enterprise level guidance includes the estimated impact from currently anticipated capital allocation, including acquisitions (excludes Invitae), share repurchases and dividends. Results 2024 Guidance Revenue 2023 Low High Labcorp Enterprise1,2 $12.2 4.8% 6.4% Diagnostic Laboratories $9.4 4.8% 6.0% Biopharma Laboratory Services3 $2.8 3.7% 5.7% Adjusted EPS $13.56 $14.45 $15.35 Free Cash Flow from Cont. Ops4 $0.89 $1.00 $1.15 Dollars in billions, except per share data 3. 2024 Guidance includes an impact from foreign currency translation of 0.4% 4. 2023 Free Cash Flow from continuing operations excluding spin-related items ~6% Revenue growth ~10% Adjusted earnings growth ~20% Free cash flow growth Growth at Midpoint

16 ©2024 Labcorp. All rights reserved. Our focus and strategy lead to sustainable profitable growth E X E C U T I N G O N G R O W T H S T R A T E G Y $14B+ by 2026 5% - 8% revenue growth1 100 - 150 bps of margin expansion from 2023-2026 8.5% - 11.5% total adjusted EPS growth1 Annual free cash flow growth in line with adjusted earnings growth 2023 – 2026 Outlook: 1. 2026 CAGR vs 2023 Delivering value and capital to our shareholders

17 ©2024 Labcorp. All rights reserved. Appendix

18 ©2024 Labcorp. All rights reserved. $9.1 $11.5 $13.1 $11.9 $12.2 $12.8 2019 2020 2021 2022 2023 2024 Guidance Midpoint (In Billions) Revenue Adjusted EPS Free Cash Flow (In Billions) 1 Track record of profitable growth E X E C U T I N G O N G R O W T H S T R A T E G Y 1 1 Diagnostics Biopharma Labs COVID-19 Base Business COVID-19 1. Midpoint of guidance issued on April 25, 2024 Note: Unless otherwise indicated, financials are from continuing operations (excludes Fortrea, formerly CDCS, and spin-related items). $9.38 $21.91 $25.80 $16.66 $13.56 $14.90 2019 2020 2021 2022 2023 2024 Guidance Midpoint $0.8 $1.6 $2.4 $1.5 $0.9 $1.1 2019 2020 2021 2022 2023 2024 Guidance Midpoint

19 ©2024 Labcorp. All rights reserved. 2023 – 2026 Outlook as of September 2023 Investor Day Metric Outlook Organic Revenue Growth 2026 CAGR vs 2023 Labcorp Enterprise 3.5% to 5.5%1 Diagnostics Laboratories 2.5% to 4.5%2 Biopharma Laboratory Services 4.5% to 7.5% Acquisition Revenue Growth Labcorp Enterprise 1.5% to 2.5% Total Margin Expansion (2023 to 2026) Labcorp Enterprise 100bps to 150bps3 Adjusted EPS Growth Total Adjusted EPS 8.5% to 11.5%4 Free Cash Flow Growth Total Free Cash Flow In line with Adjusted EPS Growth Targeted Leverage Gross Debt to TTM Adjusted EBITDA 2.5x to 3.0x 1. Enterprise: COVID-19 and PAMA impact on 3-year outlook of approximately -70 bps at the midpoint; for 2024 vs 2023, COVID-19 impact of approximately -$120M and PAMA impact of approximately -$80M for combined impact on growth rate of approximately -160bps 2. Diagnostics: COVID-19 and PAMA impact on 3-year outlook of approximately -100 bps at the midpoint; for 2024 vs 2023, COVID-19 impact of approximately -$120M and PAMA impact of approximately -$80M for combined impact on growth rate of approximately -220bps 3. COVID-19 and PAMA impact on 3-year outlook of approximately -110bps at the midpoint and approximately -70bps impact on 2024 4. COVID-19 and PAMA impact on 3-year outlook of approximately -300bps at the midpoint and approximately -800bps impact on 2024 growth rate versus 2023 E X E C U T I N G O N G R O W T H S T R A T E G Y

20 ©2024 Labcorp. All rights reserved. Disciplined capital deployment to drive shareholder value E X E C U T I N G O N G R O W T H S T R A T E G Y 1. 2019 through 2023 includes total company sources of cash and capital allocation for total Labcorp (includes discontinued operations) Targeted Gross Debt to TTM Adjusted EBITDA leverage of 2.5x to 3.0x Typical Acquisition Criteria Strategic Financial Accelerates growth in key focus areas Accretive to earnings and cash flow year 1 Adds capabilities that complement our core Earn cost of capital by year 3 Market leader/strong management team 2019 – 2023 Cash Flow Allocation % of Total1 CapEx M&A Debt Paydown Returning capital to shareholders (In Billions) 8% $0.9 42% $4.8 19% $2.2 31% $3.5 Returning Capital to Shareholders $4.3B Share Repurchases $0.4B Dividend $1B Accelerated Share Repurchase in 2021 $1B Accelerated Share Repurchase in 2023 Dividend initiated Q2 2022

©2024 Labcorp. All rights reserved. Thank you